UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle,

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act.

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 2, 2024, the District Court for the District of Maryland (the “Court”) issued an order (the “Preliminary Approval Order”) granting preliminary approval to a proposed settlement of a shareholder derivative action previously disclosed by Omega Healthcare Investors, Inc. (the “Company”). The proposed settlement was entered into, subject to the Court’s approval, through a stipulation of settlement, dated as of February 22, 2024 (the “Stipulation of Settlement”), by and among plaintiff Robert Wojcik, the Company as a nominal defendant, and the named defendants in the shareholder derivative action titled Wojcik v. Omega Healthcare Investors, Inc., et al., Case No. 1:20-cv-03491 (D.Md.). The Court has scheduled a hearing on June 24, 2024, at 2:00 p.m. Eastern Time, to determine whether it should issue an order for final approval of the proposed settlement.

On April 15, 2024, the Company posted copies of the (1) Notice of Proposed Settlement and of Settlement Hearing (the “Notice”), which contains further information about the proposed settlement and the hearing, and (2) Stipulation of Settlement, to the Investors section of the Company’s website under “Governance.”

As required by the Preliminary Approval Order, the Company is filing the Stipulation of Settlement, with exhibits thereto, and the Notice with this Current Report on Form 8-K, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

No. Description

99.1	Stipulation of Settlement, dated February 22, 2024

99.2Notice of Proposed Settlement and of Settlement Hearing, dated April 2, 2024

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.

Dated: April 15, 2024	By:	/s/ Gail D. Makode
Gail D. Makode
Chief Legal Officer, General Counsel and Secretary